Borrowings	12 Months Ended
Dec. 31, 2025
Borrowings [Abstract]
Borrowings

14. Borrowings

The borrowings consisted of the following:

	At December 31,
	2025	2024
Term loan I	$14,446	$61,437
Term loan II	174,243	170,517
Less borrowings – current	(28,909)	(60,413)
Borrowings – non-current	$159,780	$171,541

Term Loans

On July 23, 2020, the Company entered into a term loan agreement with a bank institution for a total facility of $240,211 with a maturity date 66 months from the drawdown date, August 28, 2020. This loan has a moratorium period of six months on both principal and profit and the Company shall make 60 monthly instalments commencing on March 29, 2021 for 60 instalments. The loan bears an interest rate of 3.5% per annum. This loan is secured by an asset sale agreement over Shariah compliant commodities, joint and several guarantees of certain directors of Win-Fung and a corporate guarantee provided by the Credit Guarantee Corporation Malaysia Berhad (CGC).

On August 17, 2020, the Company entered into a term loan agreement with a bank institution for a total facility of $239,499 with a maturity date 180 months from the drawdown date, December 8, 2020, where the first instalment commenced on January 1, 2021. The loan bears an interest rate of 3.2% per annum. This loan is secured by several asset sale agreements over Shariah compliant commodities, several joint and several guarantees of certain directors of Win-Fung, a legal charge over Win-Fung’s factory and a letter of subordination of advances from directors.

The annual maturities of the principal amount of both term loans as of December 31, 2025 are as follows:

Annual Maturities
2026	$28,909
2027	15,082
2028	15,711
2029	16,401
2030	17,103
Thereafter	95,483
Total	$188,689